UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2016

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bahnhofstrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Overview
On May 4, 2016, Weatherford International Ltd., a Bermuda exempted company (“Weatherford Bermuda”), as borrower, and Weatherford International plc, an Irish public limited company (“Weatherford Ireland”), as guarantor, entered into (1) an Amended and Restated Credit Agreement (“A&R Credit Agreement”) among Weatherford Bermuda, Weatherford Ireland, certain subsidiaries of Weatherford Ireland, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent, lender and swingline lender, in the amount of $1.38 billion and (2) a Term Loan Agreement (“Term Loan Agreement” and together with the A&R Credit Agreement, “New Credit Agreements”) among Weatherford Bermuda, Weatherford Ireland, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and lender, in the amount of $500 million. The A&R Credit Agreement was entered into pursuant to an Amendment and Restatement Agreement, dated as of May 4, 2016 (the “A&R Agreement”), by and among Weatherford Ireland, Weatherford Bermuda, Weatherford International, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The A&R Agreement contained various conditions precedent to the effectiveness of the A&R Credit Agreement prior to the initial borrowing under the New Credit Agreements. These conditions were satisfied on May 9, 2016.
Maturity
For lenders that agreed to extend their revolving commitments (such lenders, representing $1.15 billion, the “extending lenders”), the A&R Credit Agreement matures on July 12, 2019, subject to an earlier maturity of November 28, 2018 if, under certain circumstances, Weatherford Bermuda has not voluntarily redeemed, repurchased, refinanced or otherwise retired at least $500 million of its 2019 senior notes prior to November 28, 2018. For lenders that have not agreed to extend their revolving commitments (such lenders, representing $229 million, the “non-extending lenders”), the A&R Credit Agreement matures on July 13, 2017. The Term Loan Agreement matures on July 13, 2020.
Interest

Loans under the New Credit Agreements are subject to varying rates of interest based on whether the loan is a Eurodollar loan or an alternate base rate loan.

Eurodollar Loans. Eurodollar loans bear interest at the Eurodollar rate, which is LIBOR, plus the applicable margin. The applicable margin for Eurodollar loans under the A&R Credit Agreement depends on whether the lender is an extending lender or a non-extending lender. For non-extending lenders, the applicable margin under the A&R Credit Agreement ranges from 0.75% to 1.925% depending on the credit rating of Weatherford Bermuda, and for extending lenders under the A&R Credit Agreement the applicable margin ranges from 1.925% to 3.7% depending on the Specified Senior Leverage Ratio (as described below). The applicable margin for Eurodollar loans under the Term Loan Agreement ranges from 1.425% to 3.2% depending on the Specified Senior Leverage Ratio.

Alternate Base Rate Loans. Alternate base rate loans bear interest at the alternate base rate plus the applicable margin. The applicable margin for alternate base rate loans under the A&R Credit Agreement depends on whether the lender is an extending lender or a non-extending lender. For non-extending lenders, the applicable margin under the A&R Credit Agreement ranges from 0.0% to 0.925% depending on the credit rating of Weatherford Bermuda, and for extending lenders the applicable margin under the A&R Credit Agreement ranges from 0.925% to 2.7% depending on the Specified Senior Leverage Ratio. The applicable margin for alternate base rate loans under the Term Loan Agreement ranges from 0.425% to 2.2% depending on the Specified Senior Leverage Ratio.

Guarantees and Security

Obligations under the Term Loan Agreement are secured by substantially all of Weatherford Ireland’s assets, including the equity and assets of a material portion of its subsidiaries. Accordingly, certain subsidiaries of Weatherford Ireland entered into pledge and security agreements including a U.S. Pledge and Security Agreement (“U.S. Pledge and Security Agreement”), dated as of May 9, 2016, by and among the subsidiary parties thereto and JPMorgan Chase Bank, N.A., as administrative agent of the Term Loan Agreement, pursuant to which certain U.S. subsidiaries granted to JPMorgan Chase Bank, N.A., on behalf of the lenders, a security interest in substantially all of their assets.

In addition, obligations under the New Credit Agreements are guaranteed by Weatherford Ireland and a material portion of its subsidiaries pursuant to (i) a Guaranty Agreement (“A&R Guaranty”), dated as of May 9, 2016, by Weatherford Ireland and certain subsidiary parties thereto, as guarantors, in favor of JPMorgan Chase Bank, N.A., as administrative agent of the A&R Credit Agreement and (ii) a Guaranty Agreement (“Term Loan Guaranty” and, together with the A&R Guaranty, the “Guarantees”), dated as of May 9, 2016, by Weatherford Ireland and certain subsidiary parties thereto, as guarantors, in favor of JPMorgan Chase Bank, N.A., as administrative agent of the Term Loan Agreement.

Covenants

The New Credit Agreements contain customary representations and warranties and contain covenants including, among others, the following:

•	a prohibition against incurring debt, subject to permitted exceptions;

•	a restriction on creating liens on assets (including the assets of our operating subsidiaries), subject to permitted exceptions;

•	restrictions on mergers and asset dispositions;

•	restrictions on use of proceeds, investments, transactions with affiliates, or change of principal business; and

•	maintenance of the following financial covenants:

1.
Specified Senior Leverage Ratio (Specified Senior Indebtedness to Specified Consolidated Adjusted EBITDA) of no greater than 3 to 1 beginning June 30, 2016 through December 31, 2016 and 2.5 to 1 thereafter until the maturity date.

2.
Specified Leverage and LC Ratio (Specified Senior Indebtedness and all Specified Letters of Credit to Specified Consolidated Adjusted EBITDA) of no greater than 4 to 1 on or before December 31, 2016 and 3.5 to 1 thereafter.

3.	Specified Asset Coverage Ratio (Total Specified Asset Value to Specified Senior Indebtedness) of at least 4 to 1 beginning June 30, 2016.

•	a provision limiting derivative transactions.

Events of Default

The New Credit Agreements contain customary events of default that include, among other things, the failure to comply with the financial ratios described above, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, bankruptcy and insolvency events, material judgments, cross-defaults to material indebtedness and events constituting a change of control. If an event of default occurs and is continuing, all amounts outstanding under the New Credit Agreements may become immediately due and payable.

The foregoing descriptions of the A&R Agreement, the A&R Credit Agreement, the Term Loan Agreement, the U.S. Pledge and Security Agreement, the A&R Guaranty and the Term Loan Guaranty are summaries only and are qualified in their entirety by reference to the A&R Agreement, the A&R Credit Agreement, the Term Loan Agreement, the U.S. Pledge and Security Agreement, the A&R Guaranty and the Term Loan Guaranty, copies of which are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5 and Exhibit 10.6, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item and contained in Item 1.01 above in this Form 8-K is incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1
Amendment and Restatement Agreement, dated as of May 4, 2016, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Amended and Restated Credit Agreement, effective as of May 9, 2016, by and among Weatherford International Ltd., Weatherford International plc, the other Borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.3
Term Loan Agreement, dated as of May 4, 2016, by and among Weatherford International Ltd., Weatherford International plc, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.4
U.S. Pledge and Security Agreement, dated as of May 9, 2016, by and among the Subsidiary parties thereto and JPMorgan Chase Bank, N.A., as administrative agent of the Term Loan Agreement, dated May 4, 2016.

10.5
Guaranty Agreement, dated as of May 9, 2016, by Weatherford International plc and certain Subsidiary parties thereto, as guarantors, in favor of JPMorgan Chase Bank, N.A., as administrative agent of the Amended and Restated Credit Agreement, effective as of May 9, 2016.

10.6
Guaranty Agreement, dated as of May 9, 2016, by Weatherford International plc and certain Subsidiary parties thereto, as guarantors, in favor of JPMorgan Chase Bank, N.A., as administrative agent of the Term Loan Agreement, dated as of May 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: May 9, 2016
/s/ Krishna Shivram
Krishna Shivram
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBIT

Exhibit Number	Exhibit Description
10.1
Amendment and Restatement Agreement, dated as of May 4, 2016, by and among Weatherford International plc, Weatherford International Ltd., Weatherford International, LLC, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Amended and Restated Credit Agreement, effective as of May 9, 2016, by and among Weatherford International Ltd., Weatherford International plc, the other Borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.3
Term Loan Agreement, dated as of May 4, 2016, by and among Weatherford International Ltd., Weatherford International plc, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.4
U.S. Pledge and Security Agreement, dated as of May 9, 2016, by and among the Subsidiary parties thereto and JPMorgan Chase Bank, N.A., as administrative agent of the Term Loan Agreement, dated May 4, 2016.

10.5
Guaranty Agreement, dated as of May 9, 2016, by Weatherford International plc and certain Subsidiary parties thereto, as guarantors, in favor of JPMorgan Chase Bank, N.A., as administrative agent of the Amended and Restated Credit Agreement, effective as of May 9, 2016.

10.6
Guaranty Agreement, dated as of May 9, 2016, by Weatherford International plc and certain Subsidiary parties thereto, as guarantors, in favor of JPMorgan Chase Bank, N.A., as administrative agent of the Term Loan Agreement, dated as of May 4, 2016.